
<ARTICLE> 5
<LEGEND>
This schedule contains financial information extracted from the Service
Merchandise Company Inc. Form 10-K for the year ended January 1, 1995 and is qualified in its entirety by reference to such financial statements and accompanying notes to the financial statements detailed in Exhibit 13 of the Form 10-K which is incorporated by reference in Part II of the Form 10-K.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          JAN-01-1995
<PERIOD-START>                             JAN-02-1994
<PERIOD-END>                               JAN-01-1995
<CASH>                                         173,264
<SECURITIES>                                         0
<RECEIVABLES>                                   58,351
<ALLOWANCES>                                     3,217
<INVENTORY>                                  1,004,282
<CURRENT-ASSETS>                             1,260,458
<PP&E>                                       1,179,326
<DEPRECIATION>                                 532,622
<TOTAL-ASSETS>                               1,926,902
<CURRENT-LIABILITIES>                          967,476
<BONDS>                                        618,423
<COMMON>                                        99,818<F1>
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<OTHER-SE>                                     286,467
<TOTAL-LIABILITY-AND-EQUITY>                 1,926,902
<SALES>                                      4,050,381
<TOTAL-REVENUES>                             4,050,381
<CGS>                                        3,079,350
<TOTAL-COSTS>                                3,079,350
<OTHER-EXPENSES>                               795,334<F2>
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                              74,762
<INCOME-PRETAX>                                100,935
<INCOME-TAX>                                    39,365
<INCOME-CONTINUING>                             61,570
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                 (5,415)
<CHANGES>                                            0
<NET-INCOME>                                    56,155
<EPS-PRIMARY>                                     0.55
<EPS-DILUTED>                                     0.55

<F1>Amount represents the number of shares of $.50 par value common stock issued and outstanding.
<F2>Amount includes I) depreciation and amortization and II) selling, general and administrative expenses.

